AMENDMENT NO. 2 dated as of November 20, 2021 (this “Amendment”), among BRIGHT HEALTH GROUP, INC. (the “Company”), the other LOAN PARTIES party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).
Reference is made to the Credit Agreement dated as of March 1, 2021 (as amended by the First Amendment dated as of August 2, 2021, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Company, the Lenders party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
The Company has requested, and the Administrative Agent and the Lenders party hereto agree, in accordance with Section 15.1 of the Credit Agreement, to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
A.Amendment
. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:
a.the defined term “Letter of Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
““Letter of Credit Commitment” means, (a) with respect to each Issuing Bank set forth on Annex A, the amount set forth opposite such Issuing Bank’s name on Annex A or such other amount as may from time to time be agreed between the Company and the applicable Issuing Bank or (b) in the case of any other Issuing Bank, such amount as may be agreed among such Issuing Bank, the Company and the Administrative Agent.”;

a.Section 2.3.2 of the Credit Agreement is hereby amended (i) by replacing the text “$50,000,000” in such Section with “$75,000,000” and (ii) by replacing the text of clause (ii) thereof with the text “the portion of the LC Exposure attributable to Letters of Credit issued by any Issuing Bank will not exceed the Letter of Credit Commitment of such Issuing Bank, unless otherwise agreed by the such Issuing Bank”; and
b.Annex A of the Credit Agreement is hereby amended by increasing the “Letter of Credit Commitment” amount with respect to JPMorgan Chase Bank, N.A. from $10,714,500 to $35,714,500 and increasing the total amount of Letter of Credit Commitments from $50,000,000 to $75,000,000 (it being understood that the Letter of Credit Commitment of each other Issuing Bank shall remain unchanged).
B.Representations and Warranties
. The Company represents and warrants that as of the date hereof and the Amendment Effective Date:
a.After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects; except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.
b.After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
C.Conditions to Effectiveness
.
This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Company, confirming that the representations and warranties set forth in Section 2 hereof are true and correct in all respects, and (b) executed counterparts of this Amendment by (i) the Company, (ii) each of the other Loan Parties, (iii) the Administrative Agent and (iv) the Required Lenders.
The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
A.Fees and Expenses
.
The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
A.Counterparts
.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
A.Reaffirmation by Loan Parties
.
Each of the Loan Parties, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or acts as a guarantor, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for, or guaranteed, the Obligations under the Loan Documents, ratifies and reaffirms such grant of security interests and liens and such guarantee and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.
A.Governing Law; Amendment of Right to Trial by Jury, Etc
.
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW

DOCTRINES. The provisions of Sections 15.4, 15.6, 15.7, 15.15, 15.20 and 15.24 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
A.Headings
.
The headings of this Amendment are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning hereof.
A.Effect of Amendment; References to the Credit Agreement
.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Lender or any Issuing Bank under the Credit Agreement or any agreement or document relating thereto, and except as expressly provided in this Amendment, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any such other agreement or document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Nothing herein shall entitle the Company to a consent to, or a waiver, extension, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any agreement or document relating thereto in any similar or different circumstances.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BRIGHT HEALTH GROUP, INC.,
as the Company

By: /s/ Cathy R Smith
Name: Cathy R Smith
Title: EVP CFO/CAO

BRIGHT HEALTH MANAGEMENT, INC. BRIGHT
HEALTH SERVICES, INC.
MEDICAL PRACTICE HOLDING
COMPANY, LLC
BRIGHTHEALTH NETWORKS, LLC
PHYSICIANS PLUS ACO, LLC
PINEAPPLE ACO, LLC
PHYSICIANS PLUS, LLC
PHYSICIANS PLUS OF FLORIDA, LLC
PHYSICIANS PLUS OF CALIFORNIA, LLC

NEUEHEALTH LLC,
as Guarantors

By: Cathy R Smith
Name: Cathy R Smith
Title: EVP CFO/CAO

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By: /s/ Joon Hur
Name: Joon Hur
Title: Executive Director

BARCLAYS BANK PLC,
as Lender

By: /s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

GOLDMAN SACHS LENDING PARTNERS LLC,
as Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender

By: /s/ David White
Name: David White
Title: Authorized Signatory

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Joseph L. Corah

Name: Joseph L. Corah
Title: Director